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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 1998

                                CRIIMI MAE Inc.
                                ---------------

(Exact name of registrant as specified in its charter)

        Maryland                          1-10360               52-1622022
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(State or other jurisdiction            (Commission           (I.R.S. Employer
    of incorporation)                   File Number)        (Identification No.)


11200 Rockville Pike, Rockville, Maryland                           20852
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 (Address of principal executive office)                          (Zip code)


Registrant's telephone number including area code: (301) 816-2300
                                                   --------------

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


                            Exhibit Index on Page 4




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Item 5. Other Events.

        CRIIMI MAE Inc. (the "Company") issued a press release on March 12, 1998 announcing its plans to expand its "No-Lock" Commercial Mortgage Conduit Program and agreements to acquire subordinated commercial mortgage-backed securities ("CMBS") totaling approximately $310 million from two CMBS transactions. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated in its entirety by reference in response to this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

c) Exhibits

99.1 Press Release

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CRIIMI MAE Inc.

Date: March 12, 1998                    By: /s/ H. William Willoughby
                                           --------------------------
                                            H. William Willoughby
                                            President

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                               INDEX TO EXHIBITS

                                   FORM 8-K


                                                                        Page
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99.1  Press Release